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                      FIFTH AMENDMENT AND FOURTH WAIVER TO


                                CREDIT AGREEMENT


                          Dated as of December 23, 1996


                                      Among


                   LABORATORY CORPORATION OF AMERICA HOLDINGS,
                                  as Borrower,
                                  -----------


                             THE BANKS NAMED HEREIN,
                                  as Banks, and
                                  --------


                        CREDIT SUISSE (NEW YORK BRANCH),
                             as Administrative Agent
                             -----------------------


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              FIFTH AMENDMENT AND FOURTH WAIVER TO CREDIT AGREEMENT



          FIFTH AMENDMENT AND FOURTH WAIVER TO CREDIT AGREEMENT, dated as of December 23, 1996 (this "Amendment") among LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE (NEW YORK BRANCH) ("CS"), as administrative agent (the "Administrative Agent") for the Lenders hereunder.


                             PRELIMINARY STATEMENTS

          The parties hereto (i) have entered into a Credit Agreement dated as of April 28, 1995 (as amended, the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein and (ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   AMENDMENTS

          SECTION 1.01. Amendment of Definitions. Section 1.01 of the Credit Agreement is hereby amended as follows:

          (a) by adding alphabetically the following new definition:

          "'Roche Debt' means the unsecured Debt of the Borrower issued in favor of Roche in an aggregate amount not to exceed $187 million, such Debt to (i) rank pari passu in right of payment with the Obligations of the Borrower under the Loan Documents, (ii) bear interest at a rate per annum equal to the Eurodollar Rate plus 1.0% and (iii) be due and payable on March 31, 1997."

          SECTION 1.02. Amendment of Negative Covenants. Section 5.02(j) of the Credit Agreement is hereby amended as follows:

          (a) by deleting the word "and" at the end of Section 5.02(j)(viii) and by deleting the period at the end of Section 5.02(j)(ix) and by inserting in lieu thereof ";and".

          (b) by inserting the following new subsection 5.02(j)(x), to read in its entirety as follows:

          "(x) the Roche Debt; provided that at least $180 million of the proceeds thereof is applied to pay amounts due pursuant to the settlement with the Office of Inspector General of the U.S. Department of Health and Human Services."

                                   ARTICLE II

                                     WAIVERS

          SECTION 2.01. Extension of Third Waiver. The undersigned Required Lenders hereby agree that the Third Waiver to Credit Agreement dated as of November 4, 1996, by the Required Lenders, in favor of the Borrower (the "Waiver"), shall remain in effect through January 31, 1997 notwithstanding the settlement with the Office of Inspector General of the U.S. Department of Health and Human Services referred to in Section 1.02 of the Waiver.

          SECTION 2.02. Roche Debt. The undersigned Required Lenders hereby agree as follows:

          (a) the Roche Debt shall be excluded from the calculation of the Borrower's Consolidated Debt for the Borrower's four fiscal quarters ending December 31, 1996 and March 31, 1997 for the purpose of determining the Borrower's compliance with the covenant set forth in Section 5.01(i) of the Credit Agreement [Leverage Ratio].

          (b) the Roche Debt shall be excluded from the calculation of the Interest Coverage Ratio for the Borrower's four fiscal quarters ending December 31, 1996 and March 31, 1997 for the purpose of determining compliance with the covenant set forth in Section 5.01(j) of the Credit Agreement [Interest Coverage Ratio].

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          SECTION  3.01.   Representations and Warranties of the Borrower.   The
Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                                   ARTICLE IV

                                  MISCELLANEOUS

          SECTION 4.01. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 4.02. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument.
Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 4.03. Effect on the Credit Agreement. Upon execution and and delivery of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment and Waiver shall become effective as of the date first above written when counterparts hereof shall have been executed by the Required Lenders. This Amendment and Waiver is subject to the provisions of
Section 8.01 of the  Credit Agreement.

          Each of the undersigned has caused this Amendment to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.

BORROWER:             LABORATORY CORPORATION OF AMERICA
                        HOLDINGS


                     By:/s/ WESLEY R. ELINGBURG
                        -------------------------
                        Name: Wesley R. Elingburg
                        Title:Executive Vice President
                        and Chief Financial Officer

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ADMINISTRATIVE
  AGENT:              CREDIT SUISSE (NEW YORK BRANCH),
                        as Administrative Agent


                     By:/s/ RICHARD CAREY
                        ---------------------------------
                        Name: Richard Carey
                        Title:Member of Senior Management

                     and


                     By:/s/ KARL M. STUDER
                        ---------------------------------
                        Name: Karl M. Studer
                        Title:Member of Senior Management

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                      LENDERS:              CREDIT SUISSE (NEW YORK BRANCH)


                      By:/s/ KARL M. STUDER
                         ----------------------------------
                         Name:  Karl M. Studer
                         Title: Member of Senior Management


                      By:/s/ DANIELA E. HESS
                         ----------------------
                         Name:  Daniela E. Hess
                         Title: Associate

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                      BANK OF AMERICA ILLINOIS


                      By:
                         Name:
                         Title:

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                      BANQUE NATIONALE DE PARIS


                      By:/s/ RICHARD L. STED
                         ----------------------------
                         Name:  Richard L. Sted
                         Title: Senior Vice President


                      By:/s/ BONNIE G. EISENSTAT
                         --------------------------
                         Name:  Bonnie G. Eisenstat
                         Title: Vice President

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                      BAYERISCHE LANDESBANK GIROZENTRALE


                      By:/s/ WILFRIED FREUDENBERGER
                         -------------------------------
                         Name:  Wilfried Freudenberger
                         Title: Executive Vice President
                                and General Manager


                      By:/s/ PETER OBERMANN
                         -------------------------------
                         Name:  Peter Obermann
                         Title: Senior Vice President
                                Manager Lending Division

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                      THE CHASE MANHATTAN BANK


                      By:/s/ SCOTT S. WARD
                         ---------------------
                         Name:  Scott S. Ward
                         Title: Vice President

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                      CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                      By:/s/ PASCAL POUPELLE
                         ---------------------------
                         Name:  Pascal Poupelle
                         Title: Authorized Signature

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                      DEUTSCHE BANK AG NEW YORK BRANCH
                        and/or CAYMAN ISLANDS BRANCH


                      By:/s/ WOLF A. KLUGE
                         ----------------------
                         Name:  Wolf A. Kluge
                         Title: Vice President


                      By:/s/ SHERINE FANOUS
                         -------------------------------
                         Name:  Sherine Fanous
                         Title: Assistant Vice President

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                      FIRST UNION NATIONAL BANK


                      By:/s/ JOSEPH H. TOWELL
                         ----------------------------
                         Name:  Joseph H. Towell
                         Title: Senior Vice President

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                      THE FUJI BANK, LTD. (NEW YORK BRANCH)


                      By:/s/ MASANOBU KOBAYASHI
                         ------------------------------
                         Name:  Masanobu Kobayashi
                         Title: Vice President & Manager

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                      NATIONSBANK, N.A.


                      By:
                         Name:
                         Title:

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                      SOCIETE GENERALE


                      By:/s/ R. CUENE-GRANDIDIER
                         --------------------------
                         Name:  R. Cuene-Grandidier
                         Title: Vice President


                      By:/s/ GEORG L. PETERS
                         -----------------------
                         Name:  Georg L. Peters
                         Title: Vice President

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                      SUMITOMO BANK


                      By:/s/ SURESH S. TATA
                         ----------------------------
                         Name:  Suresh S. Tata
                         Title: Senior Vice President

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                      SWISS BANK CORPORATION


                      By:/s/ MICHAEL A. DRISCOLL
                         ----------------------------------
                         Name:  Michael A. Driscoll
                         Title: Director Corporate Clients
                                Switzerland


                      By:/s/ JORG RAUTHE
                         --------------------------
                         Name:  Jorg Rauthe
                         Title: Associate Director
                                Corporate Clients
                                Switzerland

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                      WACHOVIA BANK OF GEORGIA, N.A.


                      By:/s/ JAMES C. RATCLIFF JR.
                         ----------------------------
                         Name:  James C. Ratcliff Jr.
                         Title: Vice President

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                      WESTDEUTSCHE LANDESBANK


                      By:/s/ ALAN S. BOOKSPAN
                         -----------------------
                         Name:  Alan S. Bookspan
                         Title: Vice President


                      By:/s/ CATHERINE ROHLAND
                         ------------------------
                         Name:  Catherine Rohland
                         Title: Vice President

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                      COMMERZBANK AKTIENGESELLSCHAFT,
                        Atlanta Agency


                      By:/s/ H. YERGEY
                         ----------------------
                         Name:  H. Yergey
                         Title: Vice President

                      By:/s/ E. KAGERER
                         ----------------------
                         Name:  E. Kagerer
                         Title: Vice President

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                      BANK BRUSSELS LAMBERT,
                        New York Branch


                      By:/s/ JURGEN RIGTERINK
                         ------------------------
                         Name:  Jurgen Rigterink
                         Title: Vice President


                      By:/s/ DOMINICK H.J. VANGAEVER
                         -------------------------------
                         Name:  Dominick H.J. Vangaever
                         Title: Senior Vice President
                                Credit


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